A.M. Castle & Co. 8-K

Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1
TO

ASSET PURCHASE AGREEMENT

This Amendment No. 1 to Asset Purchase Agreement (this “Amendment”) is made and entered into as of March 14, 2016, by and among Total Plastics, Inc., a Michigan corporation (“Seller”), and Total Plastics Resource LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

A.           Buyer and Seller entered into that certain Asset Purchase Agreement dated as of March 11, 2016 (the “Purchase Agreement”).

B.           In connection with the Closing (as defined in the Purchase Agreement), the parties hereto now desire to amend the Purchase Agreement in accordance with Section 13.13 of the Purchase Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Amendments.

(a)          Section 11.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Survival. The representations and warranties set forth in Article II and Article III and in the Buyer’s Certificate and Seller’s Certificate shall survive the Closing for a period of 18 months and shall thereupon expire, together with any right to indemnification for breach thereof, and be of no further force or effect, except to the extent a Valid Third Party Claim Notice or Valid Other Claim Notice (each, a “Valid Claim Notice”) shall have been given prior to such date in accordance with Section 11.3 by the party seeking indemnification (the “Indemnified Party”) to the party from whom indemnification is being sought (the “Indemnifying Party”), in which case the representation or warranty alleged in the Valid Claim Notice to have been breached shall survive only to the extent of the claim set forth in the Valid Claim Notice, until such claim is resolved in accordance with this Agreement and any covenant or agreement contained herein to be complied with at or prior to the Closing (the “Pre-Closing Covenants”) shall terminate on the Closing Date and shall therefore be of no further force or effect provided, that the representations and warranties (i) set forth in Sections 2.1 (Acquired Entities’ Organization; Power and Authority; and Qualification), 2.2 (Seller’s Organization; Corporate Authority and Approval), 2.3 (Capitalization), 2.4 (Title to Acquired Equity), 2.20 (Taxes), and (ii) set forth in Sections 3.1 (Organization and Good Standing) and 3.2 (Authority and Approval) (collectively, the “Fundamental Representations”) shall survive for a period beginning on the Closing Date and ending upon the fifth anniversary of the Closing Date. The covenants and agreements contained herein to be complied with after the Closing (other than the covenant and agreement to indemnify against breaches of representations and warranties and Pre-Closing Covenants, which shall expire as set forth in the first sentence of this Section 11.1) shall survive the Closing in accordance with their terms (the “Post-Closing Covenants”).”

(b)           The definition of “Transferred Agreements” is hereby amended and restated in its entirety to read as follows:

““Transferred Agreements” shall mean (a) that certain Change in Control Agreement, dated September 15, 2010, between the Company as successor-in-interest to A.M. Castle & Co. and Thomas L. Garrett; and (b) that certain Severance Agreement, dated December 22, 2010, between the Company as successor-in-interest to A.M. Castle & Co. and Thomas L. Garrett.”

2.             No Implied Amendments; Effective Date. Except as amended herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. Each of the parties hereto agrees that the amendment to the Purchase Agreement contained herein shall be effective upon the execution of this Amendment by each party hereto. On and after the date hereof, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment.

3.             Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were on the same instrument. Facsimiles or other electronic copies of signatures will be deemed to be originals.

4.             Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Purchase Agreement.

5.             Choice of Law. This Amendment is to be construed and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the date first written above.

SELLER:

TOTAL PLASTICS, INC.

By:
Patrick Anderson, Vice President

BUYER:

TOTAL PLASTICS RESOURCES LLC

By:
Ross Gatlin, Manager

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the date first written above.

SELLER:

TOTAL PLASTICS, INC.

By:
Marec Edgar, Secretary

BUYER:

TOTAL PLASTICS RESOURCES LLC

By:
Ross Gatlin, Manager